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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                   FORM 8-K/A

                               Amendment No. 1 to

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): December 21, 2001

                         ------------------------------
                         COMMISSION FILE NUMBER 0-17714
                         ------------------------------


                                  XTRANA, INC.
             (Exact name of Registrant as specified in its charter)


           DELAWARE                                     58-1729436
(State or other jurisdiction                (I.R.S. Employer Identification No.)
 of incorporation or organization)

                               590 BURBANK STREET
                                    SUITE 205
                           BROOMFIELD, COLORADO 80020
                    (Address of principal executive offices)


                                 (303) 466-4424
               (Registrant's telephone number including area code)


                                       N/A
          (Former name or former address, if changed since last report)
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


This Current Report on Form 8-K/A amends Item 7(b) of the Current Report on Form 8-K filed with the Securities and Exchange Commission on January 7, 2002.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

     (b)  Pro Forma Financial Information

          Unaudited Pro Forma Condensed Consolidated Balance Sheet as of September 30, 2001

          Unaudited Pro Forma Condensed Consolidated Statements of Operations for the Nine Months Ended September 30, 2001

          Unaudited Pro Forma Condensed Consolidated Statements of Operations for the Year Ended December 31, 2000

          Notes  to  Unaudited  Pro  Forma  Condensed   Consolidated   Financial
          Statements



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



                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.





Date:     February 15, 2002                     XTRANA, INC.
       --------------------------               --------------------------------
                                                (Registrant)





                                                /s/ Timothy J. Dahltorp
                                                --------------------------------
                                                Timothy J. Dahltorp
                                                Chief Executive Officer &
                                                Chief Financial Officer



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


                                  XTRANA, INC.
                 PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                            AS OF SEPTEMBER 30, 2001
                                    UNAUDITED
                                 (IN THOUSANDS)


                                                  Pro Forma
                                       Xtrana    Adjustments   Ref    Pro Forma
                                       ------    -----------   ---    ---------
ASSETS

Current Assets
  Cash and Equivalents ..........    $  1,425      $  3,073      a     $  4,498
  Accounts Receivable, net ......       1,398        (1,384)                 14
  Inventories ...................       2,135        (2,135)               --
  Prepaid Expense and Other .....         379          (234)                145
  Note Receivable from Trinity ..        --             855      a          855
                                     --------      --------            --------

    Total Current Assets ........       5,337           175               5,512

  Property and Equipment, net ...       1,520          (732)                788
  Note Receivable from Trinity ..        --           1,736      a        1,736
  Goodwill ......................       9,125          (466)              8,659
  Other Assets ..................         225            (1)                224

                                     --------      --------            --------
TOTAL ASSETS ....................    $ 16,207      $    712            $ 16,919
                                     ========      ========            ========

LIABILITIES AND STOCKHOLDER'S
  EQUITY

Total Current Liabilities .......    $  1,757      $   (928)           $    829

Deferred Tax Liability ..........         164          (164)               --

Stockholder's Equity
  Common Stock ..................         173                               173
  Additional Paid-in-Capital ....      19,278                            19,278
  Retained Earnings .............      (4,398)        1,804      b       (2,594)
  Accumulated Other Comprehen-
    sive Loss ...................        (767)                             (767)
                                     --------      --------            --------

    Total Stockholder's Equity ..      14,286         1,804              16,090

                                     --------      --------            --------
TOTAL LIABILITIES AND STOCK-
  HOLDER'S EQUITY ...............    $ 16,207      $    712            $ 16,919
                                     ========      ========            ========



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


                                  XTRANA, INC.
            PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                  FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2001
                                    UNAUDITED
                      (IN THOUSANDS EXCEPT PER SHARE DATA)


                                                  Pro Forma
                                       Xtrana    Adjustments   Ref    Pro Forma
                                       ------    -----------   ---    ---------

Sales ...........................    $  6,815      $  6,538            $    277
Cost of sales ...................       3,712         3,595                 117
                                     --------      --------            --------
  Gross profit ..................       3,103         2,943                 160
Operating expenses
  Selling, general and
    administrative ..............       4,471         2,271               2,200
  Research and development ......       1,418           408               1,010
                                     --------      --------            --------
    Total operating expenses ....       5,889         2,679               3,210

Other (income) ..................         (88)          151      a         (239)
                                     --------      --------            --------

Income (loss) before taxes ......      (2,698)          113              (2,811)

Income tax expense ..............          44            44                --
                                     --------      --------            --------

Net income (loss) ...............    $ (2,742)     $     69            $ (2,811)
                                     ========      ========            ========

Weighted average shares
  outstanding ...................      17,192                            17,192

Diluted (loss) per share ........    $  (0.16)                         $  (0.16)



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                                  XTRANA, INC.
            PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 2000
                                    UNAUDITED
                      (IN THOUSANDS EXCEPT PER SHARE DATA)


                                                  Pro Forma
                                       Xtrana    Adjustments   Ref    Pro Forma
                                       ------    -----------   ---    ---------



Sales ...........................    $  9,838      $  9,722            $    116
Cost of sales ...................       5,313         5,153                 160
                                     --------      --------            --------
  Gross profit ..................       4,525         4,569                 (44)
Operating expenses
  Selling, general and
    administrative ..............       4,541         3,042               1,499
  Research and development ......         699           398                 301
                                     --------      --------            --------
    Total operating expenses ....       5,240         3,440               1,800

Other (income) ..................        (247)           54      a         (301)
                                     --------      --------            --------

Income (loss) before taxes
  from continuing operations ....        (468)        1,075              (1,543)

Income tax expense ..............         563           563                --
                                     --------      --------            --------
Net income (loss) from
  continuing operations .........      (1,031)          512              (1,543)

Discontinued operations
  net of tax ....................          78            78

                                     --------      --------            --------
Net income (loss) ...............    $ (1,109)     $    434            $ (1,543)
                                     ========      ========            ========

Weighted average shares
  outstanding ...................      11,842                            11,842

Diluted (loss) per share from:
  Continuing operations .........    $  (0.09)                         $  (0.13)
  Discontinued operations .......       (0.00)                            (0.00)
                                     --------                          --------
    Net loss ....................    $  (0.09)                         $  (0.13)
                                     ========                          ========



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                   NOTES TO THE UNAUDITED PRO FORMA CONDENSED
                        CONSOLIDATED FINANCIAL STATEMENTS
                                 (IN THOUSANDS)

     The unaudited pro forma condensed consolidated statement of operations of Xtrana, Inc. (the "Company") for the twelve months ended December 31, 2000 gives effect to the consolidated results of operations of the Company as if the sale by the Company of its Hemostasis business segment to Trinity Biotech plc, effective as of December 21, 2001 (the "Asset Sale"), occurred at January 1, 2000. The unaudited pro forma condensed consolidated statement of operations for the nine months ended September 30, 2001 gives effect to the consolidated results of operations as if the Asset Sale occurred at January 1, 2001. These results are not necessarily indicative of the consolidated results of operations of the Company as they may be in the future, or as they might have been had these events been effective at January 1, 2000 and 2001, respectively. The unaudited pro forma condensed statements are based on the historical results of operations of the Company, and have been prepared to reflect the sale of the Hemostasis operations by the Company. The unaudited pro forma condensed consolidated balance sheet gives effect to the financial position at September 30, 2001 as if the Asset Sale occurred at September 30, 2001. The unaudited pro forma condensed consolidated financial information should be read in conjunction with the historical financial statements of the Company and the related notes thereto.


PRO FORMA ADJUSTMENTS FOR THE UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS FOR THE TWELVE MONTHS ENDED DECEMBER 31, 2000 AND THE NINE MONTHS ENDED SEPTEMBER 30, 2001:

a) Gives effect to the interest income from (a) the excess cash generated from the Asset Sale at money market rates; and (b) the secured notes at a rate of 5% per annum.

PRO FORMA ADJUSTMENTS FOR THE UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET AT SEPTEMBER 30, 2001:

a) To record the consideration received by the Company in the Asset Sale of $6,250 consisting of cash and notes as follows: (a) $3,659 in cash paid at closing; (b) a note in the amount of $855 due one year from the closing date; (c) a note in the amount of $1,166 due two years from the closing date; and (d) a note in the amount of $570 due three years from the closing date. The cash consideration is reduced by approximately $586 in costs related to the transaction. An additional $59 in transaction costs is reflected as accounts payable, as these costs will be paid as the secured notes are collected.
b)   To reflect the gain on the Asset Sale less total closing costs of $645.



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